SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                                  March 1, 2001
                        (Date of earliest event reported)

                          ALLERGY RESEARCH GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Florida                         0-27227                         13-3940486
(State or Other                   (Commission                     (IRS Employer
Jurisdiction of                   File Number)                    Identification
Incorporation)                                                        Number)


                 30806 Santana Street, Hayward, California 94544
               (Address of Principal Offices, including zip code)


                                 (800) 545-9960
              (Registrant's telephone number, including area code)


Item 5.     Other Events

Change of Name

         Effective March 1, 2001, Registrant changed its name from "Scottsdale Scientific, Inc." to "Allergy Research Group, Inc." pursuant to the vote of its shareholders held at its annual shareholders' meeting held December 18, 2000. As a result of the name change, the trading symbol for Registrant's common, currently being traded on the Pink Sheets, was changed from "STDS" to "ALRG" effective March 8, 2001, and the common stock was assigned a new CUSIP number.


Item 7.     Exhibits

                  99.1  Press Release, dated March 7, 2001.


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                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALLERGY RESEARCH GROUP, INC.


Dated: March 7, 2001                        By: /s/ Stephen Levine
                                            ------------------------
                                            Name:  Stephen Levine
                                            Title: Chief Executive Officer